SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549


                                FORM 8-K


                             CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934


                     Date of Report:  July 14, 1995


                      READING & BATES CORPORATION
         (Exact name of registrant as specified in its charter)


       Delaware              1-5587              73-0642271
   (State or other        (Commission        (I.R.S. Employer
    jurisdiction of       File Number)       Identification No.)
    incorporation)

            901 Threadneedle, Suite 200, Houston, TX   77079
         (Address of principal executive offices)   (Zip Code)


   Registrant's telephone number, including area code  (713) 496-5000



   Item 7. Financial Statements and Exhibits

       (c)  Exhibits

            Exhibit 99 - Press  Release  dated  July  13,  1995  -  Contract awarded  to  the  JACK  BATES by  Mobil  North  Sea
                         Limited.


                                  SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                       READING & BATES CORPORATION


                                       By /s/T. W. Nagle
                                          T. W. Nagle
                                          Vice President & Chief
                                          Financial Officer

   Dated:  July 14, 1995